EXECUTION COPY

AMENDMENT NO. 8 TO THE FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 8 TO THE FIRST LIEN CREDIT AGREEMENT (this "Amendment") dated as of September 29, 2010 among UNITEK ACQUISITION, INC., a Delaware corporation (the "Borrower"), UNITEK MIDCO, INC., a Delaware corporation (the "Parent"), the Guarantors listed on the signature page hereof, ROYAL BANK OF CANADA, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions and other lenders parties to the First Lien Credit Agreement referred to below (collectively, the "Lenders").

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Parent, the Guarantors party thereto, Lenders and the Administrative Agent have entered into a First Lien Credit Agreement dated as of September 27, 2007 (such First Lien Credit Agreement, as otherwise amended, supplemented or modified prior to the date hereof, the "First Lien Credit Agreement").  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the First Lien Credit Agreement;

(2)           UniTek Global Services, Inc., an indirect parent of the Borrower, has filed an S-1 Registration Statement with the Securities and Exchange Commission for the offering of its common stock (the “IPO”).  The proceeds from the offering will be, in part, contributed, directly or indirectly, to the Borrower and used to prepay the Term B Advances and for other Permitted Purposes;

(3)           In connection with the IPO, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to make certain amendments to the First Lien Credit Agreement, as hereinafter set forth; and

(4)           Accordingly, the First Lien Credit Agreement shall be amended, as follows:

Section 1. Amendments to First Lien Credit Agreement.

(a)           Section 1.01 of the First Lien Credit Agreement is amended by adding in the appropriate alphabetical order the following new definition.

“Permitted Purposes” means

(A)           in the event the IPO is for less than $75,000,000, in each case to occur substantially simultaneously, (i) the prepayment of the then outstanding loans made pursuant to the BMO Facility, (ii) the payment of fees and expenses in connection with the IPO and the use of the proceeds therefrom, (iii) any other purposes specifically set forth in the S-1 Registration Statement for the IPO, (iv) the prepayment of the Term B Advances in accordance with Section 2.06(a) of the Credit Agreement in a minimum aggregate amount of $4,000,000 and (v) the contribution of the remaining amount of proceeds from the IPO on the balance sheet of the Company and its Subsidiaries reflected either in unrestricted and available cash or Cash Equivalents or prepayment of Revolving Credit Advances; or

(B)           in the event the IPO is $75,000,000 or more, in each case to occur substantially simultaneously, (i) the prepayment of the then outstanding loans made pursuant to the BMO Facility, (ii) the prepayment of the Term B Advances in accordance with Section 2.06(a) of the Credit Agreement in a minimum aggregate amount of $10,000,000, (iii) subject to the prior or substantially concurrent contribution of proceeds pursuant to clause (v) below, the prepayment of advances under the Second Lien Term Loan Agreement (other than the Term C Advances) in an aggregate amount of up to $10,000,000, (iv) prepayment of the Revolving Credit Advances, (v) the contribution of a minimum of $15,000,000 on the balance sheet of the Company and its Subsidiaries reflected either in unrestricted and available cash or Cash Equivalents or prepayment of Revolving Credit Advances, (vi) the payment of fees and expenses in connection with the IPO and the use of the proceeds therefrom, and (vii) any other purposes specifically set forth in the S-1 Registration Statement for the IPO; provided that in the event the IPO is for more than $75,000,000 and for such amounts in excess of $75,000,000 (the “IPO Excess Amount”), “Permitted Purposes” shall include the prepayment of the Term B Advances in accordance with Section 2.06(a) of the Credit Agreement in a minimum aggregate amount of 25% of the IPO Excess Amount and, at the discretion of the Borrower, any other purposes, including, but not limited to, the prepayment of any Debt of any Loan Party and the contribution of additional amounts in unrestricted and available cash or Cash Equivalents on the balance sheet of the Company and its Subsidiaries.

Amendment No. 8 to First Lien Credit Agreement

           (b)           The definition of “Debt for Borrowed Money” is amended and restated in its entirety to read as follows:

“Debt for Borrowed Money” of any Person means, at any date of determination, the sum of, without duplication, the principal amount of (including the capitalized portion of any interest), (a) Debt of the types referred to in clauses (a), (c), (e) and (f) (but excluding undrawn amounts under Letters of Credit) of the definition thereof, plus (b) all Synthetic Debt of such Person at such date, minus (c) any unrestricted and available cash or Cash Equivalents of such Person in an aggregate amount not to exceed $10,000,000 to the extent that such amounts are held in Pledged Deposit Accounts and subject to a control agreement in favor of the Administrative Agent.

Section 2. Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the date hereof if, and only if:

(a) the representations and warranties contained in each Loan Document are true and correct in all material respects on and as of such date, before and after giving effect to the IPO and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of the IPO, in which case as of such specific date;

(b) no Default has occurred and is continuing, or would result from the IPO or from the application of the proceeds therefrom;

(c) after giving pro forma effect to the IPO, the Borrower shall be in compliance with all financial covenants set forth in Section 5.04 of the First Lien Credit Agreement; and

(d) on or prior to such date the Administrative Agent shall have received counterparts of this Amendment executed by the Loan Parties and the Required Lenders.

Section 3. Lender Fee.

Amendment No. 8 to First Lien Credit Agreement

(a) In the event the IPO is for less than $75,000,000, the Borrower hereby agrees to pay to the Administrative Agent, a fee (the “Lender Fee”) in an amount equal to (a) the amount set forth in Column B of the table below opposite the aggregate amount of debt in Column A of the table below that is actually prepaid pursuant to subsection (A)(iv) of the definition of “Permitted Purposes”, for the account of each Lender that executes and delivers a counterpart of this Amendment prior to 4:00 P.M. (Eastern time) on September 29, 2010 (each a “Consenting Lender”) multiplied by (b) (without duplication) the percentage of such Consenting Lender’s Revolving Credit Commitment, Swingline Commitment, Letter of Credit Commitment, Incremental Commitment, unfunded Incremental Term B Commitments and the outstanding principal amount of its Term B Advances to (without duplication) the sum of total outstanding Revolving Credit Commitments, Swingline Commitments, Letter of Credit Commitments, Incremental Commitments, the outstanding principal amount of all Term B Advances, and unfunded Incremental Term B Commitments.

Column A - Aggregate amount of Term B Advances prepaid in subsection (A)(iv) of the definition of “Permitted Purposes”	Column B – Amount of Lender Fee
$4,000,000 - $5,499,999	$200,000.00
$5,500,000 - $6,999,999	$150,000.00
$7,000,000 - $8,499,999	$100,000.00
$8,500,000 - $9,999,999	$50,000.00
$10,000,000 or greater	$0.00

(b) In the event the IPO is for more than $75,000,000, the Borrower hereby agrees to pay to the Administrative Agent, a fee (the “Lender Fee”) in an amount equal 1.50% of the aggregate amount of debt prepaid as described in subsection B(iii) of the definition of “Permitted Purposes” for the account of each Lender that executes and delivers this Amendment prior to 4:00 P.M. (Eastern time) on September 29, 2010 (each a “Consenting Lender”) multiplied by (without duplication) the percentage of such Consenting Lender’s Revolving Credit Commitment, Swingline Commitment, Letter of Credit Commitment, Incremental Commitment, unfunded Incremental Term B Commitments and the outstanding principal amount of its Term B Advances to (without duplication) all Consenting Lenders’ Revolving Credit Commitments, Swingline Commitments, Letter of Credit Commitments, Incremental Commitments, the outstanding principal amount of all Term B Advances, and unfunded Incremental Term B Commitments.

The Lender Fee (if any) shall be fully earned, non-refundable and due and payable concurrently with the making of such prepayment of the relevant Term B Advances.  The Lender Fee constitutes Obligations and is in addition to any other fees payable by Borrower under the First Lien Credit Agreement or any other Loan Document.

Section 4. Reaffirmation and Confirmation.  Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the First Lien Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the First Lien Credit Agreement or any other Loan Document.  Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.  The Third Incremental Term B Facility and all interest, fees and other amounts pertaining thereto constitute Obligations and are secured ratably by all of the Collateral.

Amendment No. 8 to First Lien Credit Agreement

Section 5. Reference to and Effect on the First Lien Credit Agreement and other Loan Documents.

(a) On and after the effectiveness of this Amendment, each reference in the Loan Documents to "this Agreement", "the Credit Agreement", "the First Lien Credit Agreement", "hereunder", "hereof", "thereunder", "thereof" or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement, as amended by this Amendment.

(b) The First Lien Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, each of the Lenders and each of the Loan Parties.

(e) In case any provision herein or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f) Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 6. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Jurisdiction, Etc. (a)  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Amendment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Amendment in the courts of any jurisdiction.

Amendment No. 8 to First Lien Credit Agreement

(b)           Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any of the other Loan Documents to which it is a party in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 8.     WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY THIS AMENDMENT OR THE ACTIONS OF ANY AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

Section 9. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

Amendment No. 8 to First Lien Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITEK ACQUISITION, INC., as Borrower
UNITEK MIDCO, INC., as Parent
UNITEK USA, LLC, as a Guarantor
ADVANCED COMMUNICATIONS USA, LLC, as a Guarantor
DIRECTSAT USA, LLC, as a Guarantor
FTS USA, LLC, as a Guarantor
WTW USA, LLC, as a Guarantor
BCI COMMUNICATIONS, INC., as a Guarantor

By:	/s/ Ronald J. Lejman
Name:	Ronald J. Lejman
Title:	CFO

Amendment No. 8 to First Lien Credit Agreement

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Susan Khokher
Name:	Susan Khokher
Title:	Manager, Agency

Amendment No. 8 to First Lien Credit Agreement

Required Lenders ROYAL BANK OF CANADA

By:	/s/ Mark S. Gronich
Name:	Mark S. Gronich
Title:	Authorized Signatory

Amendment No. 8 to First Lien Credit Agreement

LANDMARK III CDO, LIMITED
LANDMARK IV CDO, LIMITED
LANDMARK V CDO, LIMITED
LANDMARK VI CDO, LIMITED
LANDMARK VII CDO, LIMITED
LANDMARK VIII CLO, LIMITED
LANDMARK IX CDO, LIMITED
GREYROCK CDO, LIMITED

By:  Aladdin Capital Management LLC

By:	/s/ Pallo Blum-Tucker
Name:	Pallo Blum-Tucker
Title:	Authorized Signatory

Amendment No. 8 to First Lien Credit Agreement

ABLECO FINANCE LLC

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	President

A4 FUNDING LP By: A4 Fund Management, Inc. Its: General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

A5 FUNDING L.P. By: A5 Fund Management LLC Its: General Partner

By:	/s/ Daniel E. Wolf
Name:	Daniel E. Wolf
Title:	Vice President

Amendment No. 8 to First Lien Credit Agreement

EMPORIA PREFERRED FUNDING I, LTD. By: A.C. Corporation, its Collateral Manager

By:
Name:
Title:

EMPORIA PREFERRED FUNDING II, LTD. By: A.C. Corporation, its Collateral Manager

By:
Name:
Title:

EMPORIA PREFERRED FUNDING III, LTD. By: A.C. Corporation, its Collateral Manager

By:
Name:
Title:

Amendment No. 8 to First Lien Credit Agreement

FIRSTRUST BANK

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Vice President

Amendment No. 8 to First Lien Credit Agreement

MARRET ASSET MANAGEMENT INC.

By:	/s/ Adrian Prenc
Name:	Adrian Prenc
Title:	VP Marret Asset Management Inc.

On behalf of: DYNAMIC HIGH YIELD BOND FUND DYNAMIC VALUE BALANCED CLASS DYNAMIC VALUE BALANCED FUND

Amendment No. 8 to First Lien Credit Agreement

TRISTATE CAPITAL BANK

By:
Name:
Title:

Amendment No. 8 to First Lien Credit Agreement

GREENSTAR CAPITAL FINANCE LLC

By:	/s/ Seth Fink
Name:	Seth Fink
Title:	Managing Director

Amendment No. 8 to First Lien Credit Agreement

MAXAM OPPORTUNITIES FUND LP (by its General Partner: Maxam Opportunities GP Ltd) MAXAM OPPORTUNITIES FUND (INTERNATIONAL) LP (by its General Partner: Maxam Opportunities (International) GP Ltd)

By:	/s/ Johnny Ciampi
Name:	Johnny Ciampi
Title:	Managing Partner

Amendment No. 8 to First Lien Credit Agreement